Exhibit 10.01

EASTMAN CHEMICAL COMPANY
AMENDED 2021 DIRECTOR STOCK COMPENSATION SUBPLAN

(a Subplan of the 2021 Omnibus Stock Compensation Plan)

ARTICLE 1
PURPOSE

1.1.           PURPOSE. The purpose of the Plan is to attract, retain and compensate highly-qualified individuals who are not employees of Eastman Chemical Company or any of its subsidiaries or affiliates for service as members of the Board by providing them with competitive compensation and an ownership interest in the Stock of the Company.  The Company intends that the Plan will benefit the Company and its stockholders by allowing Non-Employee Directors to have a personal financial stake in the Company through an ownership interest in the Stock and will closely associate the interests of Non-Employee Directors with that of the Company’s stockholders.  The Plan replaces and supersedes the Amended 2021 Director Stock Compensation Subplan of the 2021 Omnibus Stock Compensation Plan adopted by the Board of Directors on August 5, 2021.

1.2.           ELIGIBILITY.  Non-Employee Directors of the Company who are Eligible Participants, as defined below, shall automatically be participants in the Plan.

ARTICLE 2
DEFINITIONS

2.1.           DEFINITIONS.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned such terms in the Omnibus Plan.  Unless the context clearly indicates otherwise, the following terms shall have the following meanings:

(a)“Committee” means the Nominating and Corporate Governance Committee of the Board.

(b)“Deferred Compensation Plan” means the Eastman Directors’ Deferred Compensation Plan, as amended and restated October 6, 2016.

(c)“Deferral Election Form” means the form designated by the Committee (or the Company as agent for the Committee) for making a Stock Deferral Election pursuant to Section 5.5 of the Plan. The Deferral Election Form shall be in such written or electronic format as may be specified by the Committee (or the Company as the Committee’s agent).
(d)“Deferral Year” means a calendar year in which an Annual Restricted Stock Award will be awarded to an Eligible Participant and for which an Eligible Participant can make a Stock Deferral Election pursuant to Section 5.5 of the Plan.

(e)    “Effective Date” of the Plan has the meaning set forth in Section 7.4 hereof.

(f)    “Election Deadline” means the deadline established by the Committee (or the Company as the Committee’s agent) for making a Stock Deferral Election with respect to a Deferral Year. The Election Deadline shall in no event be later than December 31 of the calendar year immediately preceding the Deferral Year.

(g)    “Eligible Participant” means any person who is a Non-Employee Director on the Effective Date or becomes a Non-Employee Director while this Plan is in effect; except that during any period a director is prohibited from participating in the Plan by his or her employer or otherwise waives participation in the Plan, such director shall not be an Eligible Participant.

(h)    “Omnibus Plan” means the Eastman Chemical Company 2021 Omnibus Stock Compensation Plan, or any subsequent equity compensation plan approved by the Board and designated as the Omnibus Plan for purposes of this Plan.

(i)    “Plan” means this Amended Eastman Chemical Company 2021 Director Stock Compensation Subplan, as amended from time to time.  The Plan is a subplan of the Omnibus Plan.

(j)    “Plan Year(s)” means the approximate twelve-month periods between annual meetings of the stockholders of the Company, which, for purposes of the Plan, are the periods for which equity Awards are earned.

Exhibit 10.01
(k)    “Stock Deferral Election” means an election made by an Eligible Participant to defer receipt of the Annual Restricted Stock Award to be granted to the Eligible Participant during a Deferral Year.

(l)“Vested Deferred Share” has the meaning specified in Section 5.5.

(m)    “Vesting Date” has the meaning specified in Section 5.3.

ARTICLE 3
ADMINISTRATION

3.1.           ADMINISTRATION.  The Plan shall be administered by the Committee.  Subject to the provisions of the Plan, the Committee shall be authorized to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan.  The Committee’s interpretation of the Plan, and all actions taken and determinations made by the Committee pursuant to the powers vested in it hereunder, shall be conclusive and binding upon all parties concerned including the Company, its stockholders, and Non-Employee Directors with Awards under the Plan.  The Committee may appoint a plan administrator to carry out the ministerial functions of the Plan, but the administrator shall have no other authority or powers of the Committee.  The Board may reserve to itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes.  To the extent the Board has reserved any authority and responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 3.1) shall include the Board.  To the extent any action of the Board under the Plan conflicts with actions taken by the Committee, the actions of the Board shall control.

3.2.           RELIANCE.  In administering the Plan, the Committee may rely upon any information furnished by the Company, its public accountants, and other experts.  No individual will have personal liability by reason of anything done or omitted to be done by the Company or the Committee in connection with the Plan.  This limitation of liability shall not be exclusive of any other limitation of liability to which any such person may be entitled under the Company’s Certificate of Incorporation or otherwise.

ARTICLE 4
SHARES

4.1.           SOURCE OF SHARES FOR THE PLAN.  The shares of Stock that may be issued pursuant to the Plan shall be issued under the Omnibus Plan, subject to all of the terms and conditions of the Omnibus Plan.  The terms contained in the Omnibus Plan are incorporated into and made a part of this Plan with respect to Restricted Stock Awards pursuant hereto and such Awards shall be governed by and construed in accordance with the Omnibus Plan.  In the event of any actual or alleged conflict between the provisions of the Omnibus Plan and the provisions of this Plan, the provisions of the Omnibus Plan shall be controlling and determinative; provided that the provisions of Section 5.4 of this Plan (rather than those of Section 13.6 of the Omnibus Plan) shall control and be determinative in the event of a Change in Control.  This Plan does not constitute a separate source of shares for the Awards described herein.

ARTICLE 5
RESTRICTED STOCK AWARDS

5.1.         INITIAL AWARD OF RESTRICTED STOCK.  Subject to share availability under the Omnibus Plan, on the date that a new Non-Employee Director is initially elected or appointed to the Board, such director will receive a Restricted Stock Award.  The number of shares of Restricted Stock to be awarded shall be established from time to time by the Board.  Unless and until changed by the Board, the number of shares of Restricted Stock to be awarded in each initial Restricted Stock Award shall be determined by dividing $10,000 by the Fair Market Value of one share of Stock as of the award date, and rounding up to the nearest whole share (the “Initial Restricted Stock Award”).  Non-Employee Directors shall be eligible to receive both an Initial Restricted Stock Award and an Annual Restricted Stock Award (as defined below) in his or her initial year of service.  Such shares of Restricted Stock shall be evidenced by a written Award Notice in the form at the end of this Plan and shall be subject to such restrictions and risk of forfeiture as are described in the form of Award Notice and any other restrictions and terms determined by the Board, and shall be granted under and pursuant to the terms of the Omnibus Plan.

Exhibit 10.01
5.2.          ANNUAL AWARD OF RESTRICTED STOCK.  Subject to share availability under the Omnibus Plan, on the date of each annual meeting of the Company’s stockholders, each Eligible Participant in service on the close of business on that date shall receive a Restricted Stock Award.  The number of shares of Restricted Stock to be awarded shall be established from time to time by the Board.  Unless and until changed by the Board, the number of shares of Restricted Stock to be awarded in each annual Restricted Stock Award for a full Plan Year shall be determined by dividing $120,000 by the Fair Market Value of one share of Stock as of the award date, and rounding up to the nearest whole share (the “Annual Restricted Stock Award”).  Such shares of Restricted Stock shall be evidenced by a written Award Notice in the form at the end of this Plan and shall be subject to such restrictions and risk of forfeiture as are described in the form of Award Notice and any other restrictions and terms determined by the Board, and shall be granted under and pursuant to the terms of the Omnibus Plan.

5.3.           VESTING.  Unless and until provided otherwise by the Board, the Initial Restricted Stock Awards and the Annual Restricted Stock Awards shall vest and all restrictions with respect thereto shall lapse only upon the earliest to occur of: (i) the date that is one (1) year from the date of grant (as determined by Section 5.5 of the Omnibus Plan), but only if the Non-Employee Director is still a director of the Company immediately prior to the election of directors at the annual meeting of stockholders as of such date; (ii) the date that his or her tenure as a director of the Company terminates by reason of death, Disability, resignation effective at an annual meeting of stockholders because he or she is no longer qualified to serve as a director under Section 3.1 of the Bylaws of the Company, or for another approved reason as determined by the Committee; or (iii) the date that his or her tenure as director of the Company terminates by reason of his or her failure to be reelected as a director in an election in which he or she consented to be named as a director nominee (each, a “Vesting Date”).  If the grantee’s service as a director of the Company (whether or not in a Non-Employee Director capacity) terminates prior to the first anniversary of the date of grant other than as described in clause (ii) or (iii) of the foregoing sentence, then the grantee shall forfeit all of his or her right, title and interest in and to any unvested shares of Restricted Stock as of the date of such termination from the Board and such shares of Restricted Stock shall be reconveyed to the Company without further consideration or any act or action by the grantee.

5.4.           CHANGE IN CONTROL.

(a)           Vesting of Awards.  Upon a Change in Control: (i) the terms of this Section 5.4 shall immediately become operative, without further action or consent by any person or entity; (ii) all conditions, restrictions, and limitations in effect on Restricted Stock Awards pursuant to this Plan shall immediately lapse as of the date of such event; (iii) no other terms, conditions, restrictions or limitations shall be imposed upon any such Awards on or after such date, and in no circumstance shall such Awards be forfeited on or after such date; and (iv) all such Awards shall automatically become one hundred percent (100%) vested immediately.

(b)           Valuation and Payment of Awards.  Upon a Change in Control, each Non-Employee Director, whether or not continuing in service as a director of the Company in any capacity, shall be paid, in a single lump-sum cash payment, as soon as practicable but in no event later than seventy-five (75) days after the effective date of the Change in Control, the value of all of his or her outstanding Restricted Stock Awards.  For purposes of calculating the cash-out value of Awards for purposes of this Section 5.4, the Fair Market Value of Shares as of the date of the Change in Control shall be used as the Fair Market Value of the Shares.

5.5    DEFERRAL OF RESTRICTED STOCK AWARDS.

(a) An Eligible Participant may elect to defer receipt of the whole shares of Restricted Stock granted to the Eligible Participant during a Deferral Year as an Annual Restricted Stock Award. Such a Stock Deferral Election shall be made by the Eligible Participant by filing with the Committee (or with the Company as the Committee’s agent) a Deferral Election Form on or before the Election Deadline for the Deferral Year. A Stock Deferral Election shall become irrevocable on the first day of the Deferral Year to which it relates.

(b) The shares of Restricted Stock under an Annual Restricted Stock Award for which a Stock Deferral Election is made under this Section 5.5 and which became vested pursuant to Section 5.3 (“Vested Deferred Shares”) shall be converted as of the Vesting Date to a credit under the Deferred Compensation Plan and shall be credited to an account under that plan. The amount credited to the Deferred Compensation Plan for the Vested Deferred Shares shall be equal to the Fair Market Value of such Vested Deferred Shares, determined as of the Vesting Date. No shares of Stock shall be issued with respect to the Vested Deferred Shares. An Eligible Participant’s rights with respect to amounts credited to the Deferred Compensation Plan with respect to Vested Deferred Shares shall be governed by the terms of the Deferred Compensation Plan.

Exhibit 10.01
(c)    An Eligible Participant who does not submit a valid Deferral Election Form to the Committee (or the Company as the Committee’s agent) on or before the Election Deadline for the Deferral Year shall have issued to him or her a certificate or certificates for unrestricted shares of Stock in accordance with the terms of his or her Award Notice and the terms of this Plan and the Omnibus Plan.

ARTICLE 6
AMENDMENT, MODIFICATION, AND TERMINATION

6.1.           AMENDMENT, MODIFICATION AND TERMINATION.  The Board may, at any time and from time to time, amend, modify, or terminate the Plan without stockholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board, require stockholder approval under applicable laws, policies, or regulations or the applicable listing or other requirements of a securities exchange on which the Stock is listed or traded, then such amendment shall be subject to stockholder approval; and provided further, that the Board may condition any other amendment or modification on the approval of stockholders of the Company for any reason.

ARTICLE 7
GENERAL PROVISIONS

7.1.           ADJUSTMENTS.  The adjustment provisions of the Omnibus Plan shall apply with respect to Awards outstanding or to be awarded or granted pursuant to this Plan.

7.2.           DURATION OF THE PLAN.  The Plan shall remain in effect until terminated by the Board or until the earlier termination of the Omnibus Plan.

7.3.           EXPENSES OF THE PLAN.  The expenses of administering the Plan shall be borne by the Company.

7.4.           EFFECTIVE DATE.  The Plan was adopted by the Board on August 3, 2023, and became effective on that date (the “Effective Date”).

Exhibit 10.01
FORM OF NOTICE OF RESTRICTED STOCK AWARDS
UNDER THE EASTMAN CHEMICAL COMPANY
AMENDED 2021 DIRECTOR STOCK COMPENSATION SUBPLAN
OF THE 2021 OMNIBUS STOCK COMPENSATION PLAN (Annual Award)

Grantee: [Name]

Number of Restricted Shares: [X]

Date of Award: _______________

1.  Award of Restricted Stock.  Eastman Chemical Company (“Company”) has granted to you, under the Amended 2021 Director Stock Compensation Subplan of the 2021 Eastman Chemical Company Omnibus Stock Compensation Plan (the “Plan”), the number of Restricted Shares shown above (“Restricted Stock”) of its $.01 par value Common Stock (“Common Stock”) to be held as restricted stock under the terms of the Plan and this Award Notice (“Award Notice”).  The Plan is incorporated herein by reference and made a part of this Award Notice.  Capitalized terms not defined herein shall have the respective meanings set forth in the Plan.

2.  Lapse of Restrictions.  The restrictions on transfer described below with respect to the Restricted Stock awarded to you hereunder will lapse upon the “Vesting Date”, which shall be the earliest of:  (a) 4:00 p.m., Eastern Time, the first anniversary of the Date of Award, if and only if you are still a director of the Company immediately prior to the election of directors at the annual meeting of stockholders at the end of such one-year period; or (b) the date that your tenure as a director of the Company terminates by reason of death, disability, resignation effective at an annual meeting of stockholders because you are no longer qualified to serve as a director under Section 3.1 of the Bylaws of the Company, or for another approved reason as determined by the Nominating and Corporate Governance Committee of the Board of Directors ; or (c) the date that your tenure as a director of the Company terminates by reason of completion of your then-current term in office and you fail to be reelected as a director to another term.

3.  Book-Entry Registration.  The Restricted Stock awarded pursuant to this Award Notice initially will be evidenced by book-entry registration only, without the issuance of a certificate representing such shares.

4.  Issuance of Shares.  Subject to the provisions of Sections 7 and 11 of this Award Notice, the Company shall, provided that the conditions to vesting specified in Section 2 of this Award Notice are satisfied, issue a certificate or certificates for unrestricted shares of Common Stock equal to the number of shares of Restricted Stock as promptly as practicable following the Vesting Date.

5.  Restrictions on Transfer of Shares.  Shares of Restricted Stock awarded under the Plan, and the right to vote such shares and to receive dividends thereon, may not, except as otherwise provided in the Plan, be sold, assigned, transferred, pledged, or encumbered in any way prior to the Vesting Date, whether by operation of law or otherwise, except by will or the laws of descent and distribution.  After the Vesting Date, the unrestricted shares of Common Stock may be issued during your lifetime only to you, except in the case of a permanent disability involving mental incapacity.

6.  Rights as a Stockholder.  Except as otherwise provided in the Plan or this Award Notice, prior to the Vesting Date, you will have all of the other rights of a stockholder with respect to the Restricted Stock, including, but not limited to, the right to receive such cash or other dividends, if any, as may be declared on such shares from time to time and the right to vote (in person or by proxy) such shares at any meeting of stockholders of the Company.

7.  Termination of Tenure as a Director.  Upon termination of your tenure as a director of the Company prior to the Vesting Date, all of the Restricted Stock awarded to you shall be canceled and forfeited by you to the Company without the payment of any consideration by the Company.  In such event, neither you nor your successors, heirs, assigns, or personal representatives will thereafter have any further rights or interest in or with respect to such shares.

8.  Change in Control.  Upon a Change in Control of the Company, the provisions of Section 5.4 of the Plan shall automatically and immediately become operative with respect to the Restricted Stock.

9.  No Right to Continued Position on Board.  Neither the Plan, the award of Restricted Stock, nor this Award Notice, shall give you any right to remain on the Company’s Board of Directors.

10.  Restrictions on Issuance of Shares.  If at any time the Company shall determine, in its sole discretion, that listing, registration, or qualification of the shares of Restricted Stock upon any securities exchange or under any

Exhibit 10.01
state or federal law, or the consent or approval of any governmental regulatory body, is necessary or advisable as a condition to the award or issuance of certificate(s) for such Restricted Stock hereunder, such award or issuance may not be made in whole or in part unless and until such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

11. Deferral Elections. Notwithstanding any provision of this Award Notice to the contrary, any shares of Restricted Stock for which you have made a valid deferral election, and which cease to be subject to transfer restrictions and become nonforfeitable on the Vesting Date (the “Vested Deferred Shares”), shall be converted to a credit under the Eastman Directors’ Deferred Compensation Plan, in accordance with the provisions of the Plan. No certificate or certificates of Common Stock shall be issued with respect to such Vested Deferred Shares.

12.  Plan Controls.  In the event of any actual or alleged conflict between the provisions of the Plan and the provisions of this Award Notice, the provisions of the Plan shall be controlling and determinative.

13.  Successors.  This Award Notice shall be binding upon any successor of the Company, in accordance with the terms of this Award Notice and the Plan.

Exhibit 10.01
FORM OF NOTICE OF RESTRICTED STOCK AWARDS
UNDER THE EASTMAN CHEMICAL COMPANY
AMENDED 2021 DIRECTOR STOCK COMPENSATION SUBPLAN
OF THE 2021 OMNIBUS STOCK COMPENSATION PLAN (Initial Award)

Grantee: [Name]

Number of Restricted Shares: [X]

Date of Award: _______________

1.  Award of Restricted Stock.  Eastman Chemical Company (“Company”) has granted to you, under the Amended 2021 Director Stock Compensation Subplan of the 2021 Eastman Chemical Company Omnibus Stock Compensation Plan (the “Plan”), the number of Restricted Shares shown above (“Restricted Stock”) of its $.01 par value Common Stock (“Common Stock”) to be held as restricted stock under the terms of the Plan and this Award Notice (“Award Notice”).  The Plan is incorporated herein by reference and made a part of this Award Notice.  Capitalized terms not defined herein shall have the respective meanings set forth in the Plan.

2.  Lapse of Restrictions.  The restrictions on transfer described below with respect to the Restricted Stock awarded to you hereunder will lapse upon the “Vesting Date”, which shall be the earliest of:  (a) 4:00 p.m., Eastern Time, the first anniversary of the Date of Award, if and only if you are still a director of the Company; or (b) the date that your tenure as a director of the Company terminates by reason of death, disability, resignation effective at an annual meeting of stockholders because you are no longer qualified to serve as a director under Section 3.1 of the Bylaws of the Company, or for another approved reason as determined by the Nominating and Corporate Governance Committee of the Board of Directors ; or (c) the date that your tenure as a director of the Company terminates by reason of completion of your then-current term in office and you fail to be reelected as a director to another term.

3.  Book-Entry Registration.  The Restricted Stock awarded pursuant to this Award Notice initially will be evidenced by book-entry registration only, without the issuance of a certificate representing such shares.

4.  Issuance of Shares.  Subject to the provisions of Sections 7 and 11 of this Award Notice, the Company shall, provided that the conditions to vesting specified in Section 2 of this Award Notice are satisfied, issue a certificate or certificates for unrestricted shares of Common Stock equal to the number of shares of Restricted Stock as promptly as practicable following the Vesting Date.

5.  Restrictions on Transfer of Shares.  Shares of Restricted Stock awarded under the Plan, and the right to vote such shares and to receive dividends thereon, may not, except as otherwise provided in the Plan, be sold, assigned, transferred, pledged, or encumbered in any way prior to the Vesting Date, whether by operation of law or otherwise, except by will or the laws of descent and distribution.  After the Vesting Date, the unrestricted shares of Common Stock may be issued during your lifetime only to you, except in the case of a permanent disability involving mental incapacity.

6.  Rights as a Stockholder.  Except as otherwise provided in the Plan or this Award Notice, prior to the Vesting Date, you will have all of the other rights of a stockholder with respect to the Restricted Stock, including, but not limited to, the right to receive such cash or other dividends, if any, as may be declared on such shares from time to time and the right to vote (in person or by proxy) such shares at any meeting of stockholders of the Company.

7.  Termination of Tenure as a Director.  Upon termination of your tenure as a director of the Company prior to the Vesting Date, all of the Restricted Stock awarded to you shall be canceled and forfeited by you to the Company without the payment of any consideration by the Company.  In such event, neither you nor your successors, heirs, assigns, or personal representatives will thereafter have any further rights or interest in or with respect to such shares.

8.  Change in Control.  Upon a Change in Control of the Company, the provisions of Section 5.4 of the Plan shall automatically and immediately become operative with respect to the Restricted Stock.

9.  No Right to Continued Position on Board.  Neither the Plan, the award of Restricted Stock, nor this Award Notice, shall give you any right to remain on the Company’s Board of Directors.

10.  Restrictions on Issuance of Shares.  If at any time the Company shall determine, in its sole discretion, that listing, registration, or qualification of the shares of Restricted Stock upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or advisable as a

Exhibit 10.01
condition to the award or issuance of certificate(s) for such Restricted Stock hereunder, such award or issuance may not be made in whole or in part unless and until such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

11. Deferral Elections. Notwithstanding any provision of this Award Notice to the contrary, any shares of Restricted Stock for which you have made a valid deferral election, and which cease to be subject to transfer restrictions and become nonforfeitable on the Vesting Date (the “Vested Deferred Shares”), shall be converted to a credit under the Eastman Directors’ Deferred Compensation Plan, in accordance with the provisions of the Plan. No certificate or certificates of Common Stock shall be issued with respect to such Vested Deferred Shares.

12.  Plan Controls.  In the event of any actual or alleged conflict between the provisions of the Plan and the provisions of this Award Notice, the provisions of the Plan shall be controlling and determinative.

13.  Successors.  This Award Notice shall be binding upon any successor of the Company, in accordance with the terms of this Award Notice and the Plan.